DREYFUS HIGH YIELD STRATEGIES FUND
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ---------------------------------------


To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

    The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the "Fund" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Thursday, August 7, 2003 at 2:00 p.m., for the following purposes:

1. To elect three Class I Trustees to serve for a three-year term and until their successors are duly elected and qualified;

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on June 2, 2003 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board


                                               Michael Rosenberg
                                               Assistant Secretary

New York, New York
June 24, 2003







                            WE NEED YOUR PROXY VOTE

  A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE
  MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.






                      DREYFUS HIGH YIELD STRATEGIES FUND

                                PROXY STATEMENT
                         ------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, AUGUST 7, 2003

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund, to be held on Thursday, August 7, 2003 at 2:00 p.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 2, 2003 are entitled to be present and to vote at the meeting. Each whole share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 69,981,294 shares of beneficial interest of the Fund outstanding as of June 2, 2003.

     Proxy materials will be mailed to shareholders of record on or about July 1, 2003. COPIES OF THE FUND' S CURRENT ANNUAL REPORT HAVE BEEN MAILED TO ITS SHAREHOLDERS AND MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

                       PROPOSAL 1. ELECTION OF TRUSTEES

    The Board of Trustees of the Fund is divided into three classes with the term of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of three Class I Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below and each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund's Continuing Trustees, information on each Nominee' s and Continuing Trustee's ownership of Fund shares, and other relevant information is set forth on Exhibit A.

    The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    None of the Nominees or Continuing Trustees are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act" ). As independent Trustees of an investment company, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the Fund and its investment adviser and other service providers. The following tables present information about the Nominees, including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.


NAME (AGE) OF NOMINEE                      PRINCIPAL OCCUPATION                     OTHER BOARD MEMBERSHIPS                YEAR TERM
POSITION WITH FUND (SINCE)                 DURING PAST 5 YEARS                      AND AFFILIATIONS                       EXPIRES
-------------------------                  --------------------                     -----------------------                ---------

Kenneth A. Himmel (56)                     President and CEO, Related               --                                     2006
Board Member                               Urban Development Company,
(1998)                                     a real estate development
                                           company (1996-Present)

                                           President and CEO, Himmel &
                                           Company, a real estate development
                                           company (1980-Present)

                                           CEO, American Food Management, a
                                           restaurant company (1983-Present)

Stephen J. Lockwood (55)                   Chairman of the Board, Stephen J.         BDML Holdings, an insurance           2006
Board Member                               Lockwood and Company LLC, an                company, CHAIRMAN OF THE
(1998)                                     investment (2000-Present)                   BOARD

                                           Chairman of the Board and CEO, LDG        Affiliated Managers Group, an
                                           Reinsurance Corporation (1977-2000)         investment management company
                                                                                       DIRECTOR

Benaree Pratt Wiley (56)                   President and CEO of The Partnership,     Boston College, TRUSTEE                2006
Board Member                               an organization dedicated to increasing   The Greater Boston Chamber of
(1998)                                     the representation of African Americans     Commerce, DIRECTOR
                                           in positions of leadership, influence     The First Albany Companies,
                                           and decision-making in Boston, MA           Inc., an investment bank, DIRECTOR
                                           (1991-Present)                            Mass Development, DIRECTOR
                                                                                       Commonwealth Institute, DIRECTOR
                                                                                     Efficacy Institute, DIRECTOR
                                                                                     PepsiCo Africa - America,
                                                                                       ADVISORY BOARD


                                                  2


    The table below indicates the dollar range of each Nominee's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                                    AGGREGATE HOLDINGS OF FUNDS
NAME OF NOMINEE                 FUND SHARES       IN THE DREYFUS FAMILY OF FUNDS
---------------                 -----------       ------------------------------

Kenneth A. Himmel                  None                         None

Stephen J. Lockwood                None                         None

Benaree Pratt Wiley                None                   $10,001 - $50,000

    As of December 31, 2002, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The Fund has an audit committee comprised of all of the Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. A copy of the Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and powers, is attached as Exhibit B to this proxy statement. The Fund also has a nominating committee comprised of all of the Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund, the function of which is, from time to time, to select and nominate all candidates who are not " interested persons" of the Fund for election to the Fund's Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one or more of the Trustees, the function of which is to assist in valuing the Fund' s investments. The Fund does not have a standing compensation committee or any committee performing similar functions.

     For the fiscal year ended March 31, 2003, the Fund held nine Board meetings, four audit committee meetings, and two pricing committee meetings. The nominating committee had no meetings during the last fiscal year. All Trustees (except Kenneth A. Himmel) attended at least 75% of all Board and audit committee meetings during the last fiscal year.

     Each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund receives $17,000 per year, plus $1,000 for each Board meeting attended, and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the "Dreyfus/Laurel Funds"), and the Fund, the $2,000 committee meeting fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an "interested person" (as defined in the 1940 Act) also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

    The Fund does not pay any other remuneration to its officers and Trustees, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee ("Director") who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each such fund board on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the Dreyfus/Laurel Funds aggregate net assets are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams and Francis
P. Brennan currently are Directors Emeritus.


                                       3

    The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2003, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member for the year ended December 31, 2002, was as follows:

                                                           TOTAL
                                                       COMPENSATION
                                   AGGREGATE         FROM THE FUND AND
                                 COMPENSATION      DREYFUS FUND COMPLEX
NAME OF NOMINEE                 FROM THE FUND*       PAID TO NOMINEE (**)
---------------                 --------------     ----------------------

Kenneth A. Himmel                   $22,000            $82,000 (25)

Stephen J. Lockwood                 $21,850            $83,000 (25)

Benaree Pratt Wiley                 $22,850            $90,000 (25)

---------------------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $22,895 for all Trustees as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board member.


REQUIRED VOTE

    The election of a Nominee for the Fund requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

                            ADDITIONAL INFORMATION

SELECTION OF INDEPENDENT AUDITORS

    The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund. At a meeting held on April 23, 2003, the Fund's audit committee recommended and at a meeting held on April 24, 2003, the Fund's Board, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, approved the selection of KPMG LLP as independent auditors for the fiscal year ending March 31, 2004. KPMG LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization.

    At a meeting held on May 23, 2003, after reviewing the Fund's audited financial statements for the fiscal year ended March 31, 2003, the Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to Shareholders. A copy of the audit committee's report for the Fund is attached as Exhibit C to this proxy statement.

    AUDIT FEES. For the fiscal years ended March 31, 2003 and 2002, KMPG LLP billed the Fund $77,960 and $77,420, respectively, for services rendered for the audit of the Fund's annual financial statements.

    AUDIT-RELATED FEES. For the fiscal years ended March 31, 2003 and 2002, KPMG LLP billed the Fund $16,000 each year for services rendered in connection with procedures adopted for the Fund' s revolving credit and security agreement

    TAX MATTERS. For the fiscal years ended March 31, 2003 and 2002, KPMG LLP billed the Fund $1,850 and $1,800, respectively, for the preparation of the Fund's federal tax return.

                                       4

    ALL OTHER FEES. For the fiscal years ended March 31, 2003 and 2002, KPMG LLP did not bill the Fund, Dreyfus or entities controlling, controlled by or under common control with Dreyfus (including Mellon Financial Corporation) for financial information systems design or implementation services.

    KPMG billed Mellon Financial Corporation and subsidiaries the following other fees for the services indicated during the calendar years ended December 31, 2002 and 2003:


                                                                       2002                    2001
                                                                  (in thousands)        (inc. thousands)
                                                                  --------------        ----------------

Statement on Auditing Standards No. 70 Assurance Services             $2,483                  $2,322

Regulatory and Employee Benefit Plan Financial Statement Audits       $2,787                  $2,395

Process and Risk Management Control Reviews                               $0                    $638

Compliance Attestation Services for Subsidiaries                        $822                    $656

Other Audit and Audit-Related                                           $290                    $920
                                                                      --------                -------
           Total Other Audit and Audit-Related Services               $6,382                  $6,931

Tax Matters                                                             $569                    $507

Other                                                                   $185                    $234

            Total  Other  Services  (including  Other  Audit
            and  Audit-Related Services)                              $7,136                  $7,672

Total Non-Audit and Non-Audit-Related Services                          $754                    $741

           Total                                                      $7,890                  $8,413
                                                                      ======                  ======

    The audit committee for the Fund considered the compatibility of these non-audit services with KPMG LLP's independence.

    A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

SERVICE PROVIDERS

    Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

    Mellon Investor Services LLC, an affiliate of Dreyfus, located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Fund's Transfer Agent and Dividend-Paying Agent.

VOTING INFORMATION

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the meeting.

    Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder' s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned, and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the


                                       5


vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

    The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or electronically and the Fund may pay persons holdings shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

                                 OTHER MATTERS

    The Fund's Board is not aware of any other matter which may come before the meeting. However, should a matter with respect to the Fund properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

    Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than February 27, 2004, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

                      NOTICE TO BANKS, BROKER/DEALERS AND
                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, in care of Mellon Investor Services LLC, c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 24, 2003

                                       6


                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the Continuing Trustees.


NAME (AGE) OF CONTINUING TRUSTEE          PRINCIPAL OCCUPATION                 OTHER BOARD MEMBERSHIPS              YEAR TERM
POSITION WITH FUND (SINCE)                DURING PAST 5 YEARS                  AND AFFILIATIONS                     EXPIRES
--------------------------------          --------------------                 -----------------------              ---------

CLASS II:
James Fitzgibbons (68)                    Chairman of the Board,               Howes Leather Corporation,               2004
Board Member                              Davidson Cotton Company                DIRECTOR
(1998)                                    (1998-2001)

Roslyn M. Watson (53)                     Principal, Watson Ventures,          American Express Centurion               2004
Board Member                              Inc., a real estate investment         Bank, DIRECTOR
(1998)                                    company (1993-Present)               The Hyams Foundation Inc., a
                                                                               Massachusetts Charitable Foundation,
                                                                                 TRUSTEE
                                                                               National Osteoporosis Foundation,
                                                                                 TRUSTEE

CLASS III:
Joseph S. DiMartino (59)                  Corporate Director and Trustee       The Muscular Dystrophy                    2005
Chairman of the Board                                                            Association, DIRECTOR
(1999)                                                                         Levcor International, Inc.,
                                                                                 an apparel fabric processor, DIRECTOR
                                                                               Century Business Services, Inc.,
                                                                               a provider of outsourcing functions
                                                                                 for small and medium size companies,
                                                                                 DIRECTOR
                                                                               The Newark Group, a provider
                                                                                 of a national market of paper recovery
                                                                                 facilities, paperboard mills and
                                                                                 paperboard converting plants, DIRECTOR

J. Tomlinson Fort (74)                    Of Counsel, Reed Smith LLP                        --                            2005
Board Member
(1998)





                                       A-1


    The table below indicates the dollar range of each Continuing Trustee's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                                    AGGREGATE HOLDINGS OF FUNDS
NAME OF CONTINUING TRUSTEE      FUND SHARES       IN THE DREYFUS FAMILY OF FUNDS
--------------------------      -----------       ------------------------------

Joseph S. DiMartino            Over $100,000                Over $100,000

James Fitzgibbons                  None                  $50,001 - $100,000

J. Tomlinson Fort                  None                   $10,001 - $50,000

Roslyn M. Watson                   None                         None

    As of December 31, 2002, none of the Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

    The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166.

    COMPENSATION TABLE. The aggregate amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2003 and by all funds in the Dreyfus Family of Funds for which such Continuing Trustee was a Board member for the year ended December 31, 2002, was as follows:


                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                    FROM THE FUND AND
                                                              AGGREGATE                           DREYFUS FUND COMPLEX
NAME OF CONTINUING                                          COMPENSATION                                 PAID TO
TRUSTEE                                                    FROM THE FUND*                        CONTINUING TRUSTEE (**)
------------------                                         --------------                        -----------------------

Joseph S. DiMartino                                            $28,563                               $815,937 (191)

James Fitzgibbons                                              $22,350                               $89,000 (25)

J. Tomlinson Fort                                              $22,850                               $90,000 (25)

Roslyn M. Watson                                               $22,850                               $90,000 (25)

------------------------------------
*    Amount does not include  reimbursed  expenses for attending Board meetings, which amounted to $22,895 for all Trustees as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing
     Trustee served as a Board member.


                                      A-2


                                    PART II

    Part II sets forth information relevant to the executive officers of the Fund. Each officer of the Fund shall hold office until his or her successor is elected and has qualified.

NAME AND POSITION                                PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUND (SINCE)                 AGE            EXPERIENCE FOR PAST FIVE YEARS
-----------------                 ---            ---------------------------------------

STEPHEN E. CANTER
President  (2000)                  57            Chairman  of  the  Board, Chief Executive  Officer, and
                                                 Chief Operating Officer of Dreyfus, and an officer of 95
                                                 investment  companies  (comprised  of  190  portfolios)
                                                 managed by Dreyfus. Mr. Canter  also  is  a  Board  member and, where applicable, an Executive Committee Member  of
                                                 the  other  investment  management  subsidiaries of Mellon
                                                 Financial Corporation,  each  of  which is an affiliate of
                                                 Dreyfus. Mr. Canter has been an employee of Dreyfus since
                                                 May 1995.

STEPHEN R. BYERS
Executive Vice President  (2002)   49            Chief  Investment Officer, Vice Chairman  and  a  Director
                                                 of Dreyfus, and an officer of 95 investment companies
                                                 (comprised  of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries  of
                                                 Mellon Financial Corporation, each of which is an affiliate of Dreyfus.  Mr. Byers has been an employee of Dreyfus since
                                                 January 2000. Prior to joining  Dreyfus,  he  served as an
                                                 Executive Vice President -- Capital Markets, Chief Financial
                                                 Officer and Treasurer at Gruntal & Co., LLC.

GERALD E. THUNELIUS
Executive Vice President  (2002)   39            Senior   Portfolio  Manager  --  Taxable  Fixed  Income Team of
                                                 Dreyfus, and an officer of one investment company (comprised of  one  portfolio)  managed  by  Dreyfus. Mr. Thunelius has been an employee of Dreyfus since May 1989.

MARK N. JACOBS
Vice President  (2000)             56            Executive   Vice   President, General  Counsel  and  Secretary
                                                 of  Dreyfus,  and  an officer of 96 investment companies
                                                 (comprised of 206 portfolios) managed by Dreyfus. Mr. Jacobs has been an employee of Dreyfus since June 1977.



                                       A-3




NAME AND POSITION                                PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUND (SINCE)                 AGE            EXPERIENCE FOR PAST FIVE YEARS
-----------------                 ---            ---------------------------------------

JAMES WINDELS
Treasurer  (2001)                  44            Director    --    Mutual   Fund Accounting  of  Dreyfus, and an
                                                 officer of 96 investment companies (comprised of 206  portfolios)
                                                 managed by Dreyfus. Mr. Windels has been an employee of Dreyfus since April 1985.

STEVEN F. NEWMAN
Secretary  (2000)                  53            Associate  General  Counsel and Assistant  Secretary  of  Dreyfus,
                                                 and  an  officer  of 96 investment companies (comprised  of  206 portfolios)  managed  by  Dreyfus.  Mr.  Newman has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY
Assistant Secretary  (2000)        37            Associate  General  Counsel  of Dreyfus,  and an officer of 24 investment companies (comprised of 84 portfolios) managed by Dreyfus. Mr. Prusnofsky has been an employee of Dreyfus since January 1986.

MICHAEL ROSENBERG
Assistant Secretary  (2000)        43            Associate  General  Counsel  of Dreyfus, and an officer of 93 investment companies (comprised of 199 portfolios) managed  by Dreyfus. Mr. Rosenberg has been an employee of Dreyfus since October 1991.

ERIK D. NAVILOFF
Assistant Treasurer  (2002)        34            Senior  Accounting  Manager  -- Taxable Fixed Income Funds of Dreyfus, and
                                                 an officer of 18 investment companies (comprised  of  76  portfolios)  managed by  Dreyfus.  Mr. Naviloff has been an employee of Dreyfus since
                                                 November 1992.

KENNETH J. SANDGREN
Assistant Treasurer  (2001)        48            Mutual  Funds  Tax  Director of Dreyfus, and an officer of 96 investment companies (comprised of 206 portfolios) managed  by  Dreyfus.  Mr.  Sandgren has been an employee of Dreyfus since June 1993.

    The  address  of  each officer of the Fund is 200 Park Avenue, New York, New York 10166




                                      A-4


                                   PART III

    Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 2, 2003 by Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by shareholders owning 5% or more of the Fund's outstanding shares.

    As of June 2, 2003, the following Nominees, Continuing Trustees and officers owned shares in the Fund as indicated below:

    Nominees                  Shares of Beneficial Interest Owned
    --------                  -----------------------------------
    None                                      --

    Continuing Trustees       Shares of Beneficial Interest Owned
    -------------------       -----------------------------------
    Joseph S. DiMartino                  106,364.3718

    Officers                  Shares of Beneficial Interest Owned
    --------                  -----------------------------------
    Gerald E. Thunelius                   8,648.8401

    As of June 2, 2003, the Fund's Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund's outstanding shares. To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund on June 2, 2003. Cede & Co., Bowling Green Station, New York, NY, held of record 97.698% of the outstanding shares of beneficial interest of the Fund, as of that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under  Section  16(a)  of  the  Securities  Exchange Act of 1934, as amended,
Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") , and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund' s officers and Trustees, persons owning more than 10% of the Fund's shares of beneficial interest, and certain additional persons outlined in Section 30(h) of the 1940 Act are required to report their transactions in the Fund's shares to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during the fiscal year ended March 31, 2003, all filing requirements applicable to such persons were complied with except that: (1) Keith K. Chan, who became a portfolio manager of the Fund on April 25, 2002, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the Fund as of the date he was appointed a portfolio manager; (2) Samuel J. Weinstock, who became a portfolio manager of the Fund on December 1, 2001, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the Fund as of the date he was appointed a portfolio manager; (3) Kenneth D. Smalley, who became a portfolio manager of the Fund on July 26, 2001, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the Fund as the date he was appointed a portfolio manager. Mr. Smalley then engaged in one transaction where he purchased shares of beneficial interest of the Fund that was not reported on a timely basis in a Form 4 filing; (4) Gerald E. Thunelius, Executive Vice President and portfolio manager of the Fund, engaged in one transaction where he purchased shares of beneficial interest of the Fund that was not reported on a timely basis in a Form 4 filing; (5) Michael G. Millard, President and Director of Dreyfus, investment adviser of the Fund, engaged in one transaction where he purchased shares of beneficial interest of the Fund that was not reported on a timely basis in a Form 4 filing; (6) Stephen
R. Byers, Executive Vice President of the Fund and Chief Investment Officer and Director of Dreyfus, investment adviser of the Fund, engaged in one transaction where he purchased shares of beneficial interest of the Fund that was not reported on a timely basis in a Form 4 filing. However, each of the described failures to file were subsequently reported on the appropriate Form during the fiscal year ended March 31, 2003.


                                      A-5

                                   EXHIBIT B

                      DREYFUS HIGH YIELD STRATEGIES FUND
                            AUDIT COMMITTEE CHARTER

I.COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Dreyfus High Yield Strategies Fund (the "Fund") that may interfere with the exercise of their independence from management and the Fund and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Trustees:

    1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

    2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

    3.in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement) , evaluating and, where deemed appropriate, replacing the outside auditors; and

    4.   in evaluating the independence of the outside auditors.

    The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III.MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV.DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

    2. The Audit Committee shall review and discuss with the independent auditors:

     a.   the scope of audits and audit reports;

     b.   the personnel, staffing, qualifications and experience of the auditor;

     c.   the compensation of the auditor; and

     d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independent Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

     a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

     b. the level of responsibility assumed by the auditors in the preparation of the audit;


                                      B-1


     c.   the  initial  selection  of  and  changes  in  significant  accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

     d.   the  process  used  by   management   for  the  Fund  in   formulating
          particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

     e. the auditor' s responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

     f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

     g. any consultations with other accountants and significant matters that were the subject of such consultations;

     h.   any major issues  discussed  with  management in  connection  with the
          initial  or  recurring   retention  of  the  auditor,   including  the
          application of accounting principles and auditing standards; and

     i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

    4.The Audit Committee shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

    5.The   Audit   Committee   shall   prepare  the  report,  including  any
recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

    6.The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees. The Board shall also review and approve the Charter at least annually; and

    7.The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the
above   and  other  matters  as  the  Audit  Committee  may  deem  necessary  or appropriate.

V.Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.



                                      B-2

                                   EXHIBIT C


Dreyfus High Yield Strategies Fund

                                                                   May 23, 2003

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund, including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2003. The committee and the Board also have approved the selection of KPMG LLP as the Fund's independent auditors.



J. Tomlinson Fort, Audit Committee Chair              Stephen J. Lockwood, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member           Roslyn  M. Watson, Audit Committee Member
James M. Fitzgibbons, Audit Committee Member          Benaree Pratt Wiley, Audit Committee Member
Kenneth A. Kimmel, Audit Committee Member

                                      C-1


================================================================================



                     Please mark Boxes in blue or black ink.

                                                        Mark Here
                                                        for Address
                                                        Change or
                                                        Comments
                                                        PLEASE SEE REVERSE SIDE

The Board of Trustees recommends a vote For item 1.


1. Election of Nominees.

FOR All Nominees listed to the right (except as marked to the contrary)

WITHHOLD authority for ALL Nominees listed to the right

Nominees for Class I Trustee are: 01 Kenneth A. Himmel, 02 Stephen J. Lockwood and 03 Benaree Pratt Wiley

WITHHELD FOR (write name of nominee(s) in space provided below)


-----------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED FOR ELECTION OF THE PROPOSED TRUSTEES AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:     , 2003
      -----


-----------------------
Signature(s)


-----------------------
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope


                              FOLD AND DETACH HERE


================================================================================


                       DREYFUS HIGH YIELD STRATEGIES FUND

                                      PROXY

                 Annual Meeting of Shareholders - August 7, 2003

The undersigned shareholder of Dreyfus High Yield Strategies Fund (the "Fund") hereby appoints James Bitetto and Robert R. Mullery and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on June 2, 2003 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 2:00 p.m. on August 7, 2003, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in both sides of this card and return it promptly in the enclosed envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)


                           FOLD AND DETACH HERE



================================================================================



                        DREYFUS HIGH YIELD STRATEGIES FUND

                                      IMPORTANT

                               PLEASE ACT PROMPTLY

                    SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts.

You should sign and return each proxy card in order for all votes to be counted

Thank you for your interest in the Fund.

                                                                    854PrxyB98